                                                                  Exhibit 7(f)



                        --------------------------------




                           WARRANT ISSUANCE AGREEMENT

                                    BETWEEN

                            NEXTLEVEL SYSTEMS, INC.

                                      AND

                    NATIONAL DIGITAL TELEVISION CENTER, INC.




                        --------------------------------

                               TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    ----
Section 1.   Issuance of Warrants....................................................................1
             --------------------

Section 2.   Form of Warrant Certificates............................................................1
             ----------------------------

Section 3.   Execution of Warrant Certificates.......................................................2
             ---------------------------------

Section 4.   Registration............................................................................2
             ------------

Section 5.   Transfer and Exchange...................................................................2
             ---------------------

Section 6.   Amendment of the Rights Agreement.......................................................3
             ---------------------------------

Section 7.   Transfers to Competitors................................................................3
             ------------------------

Section 8.   Rights in the Event of a Public Offering; Closing Matters, etc..........................6
             ---------------------------------------------------------------

Section 9.   No Impairment...........................................................................8
             -------------

Section 10.   Vesting of Warrants....................................................................9
              -------------------

Section 11.   Exercise of Warrants..................................................................11
              --------------------

              (a) Exercisability of Warrants........................................................11
                  --------------------------
              (b) Method of Exercise................................................................11
                  ------------------

Section 12.   Expiration of Warrants................................................................11
              ----------------------

Section 13.   Payment of Taxes......................................................................12
              ----------------

Section 14.   Mutilated or Missing Warrant Certificates.............................................12
              -----------------------------------------

Section 15.   Reservation of Shares.................................................................12
              ---------------------

Section 16.   Obtaining of Certain Governmental Approvals...........................................13
              -------------------------------------------

Section 17.   Warrant Shares Issuable Upon Exercise of a Vested Common Stock Warrant................13
              ----------------------------------------------------------------------

Section 17A.  Warrant Shares Issuable Upon Exercise of a Vested Preferred Stock Warrant.............18
              -------------------------------------------------------------------------

Section 18.   Notice to Warrantholder...............................................................19
              -----------------------

Section 19.   Registration Rights...................................................................20
              -------------------

              (a) Demand Registration Rights........................................................20
                  --------------------------
              (b) "Piggyback" Registrations.........................................................22
                  -------------------------
              (c) GI's Obligations in Registration..................................................24
                  --------------------------------
              (d) Payment of Registration Expenses..................................................27
                  --------------------------------
              (e) Information from Holders..........................................................27
                  ------------------------
              (f) Indemnification...................................................................27
                  ---------------
              (g) Exchange of Certificates..........................................................30
                  ------------------------
              (h) Obligations of the Holders........................................................30
                  --------------------------
              (i) Underwritten Registration.........................................................31
                  -------------------------


                                                                                                    Page
                                                                                                    ----
              (j) Exchange Act Compliance...........................................................31
                  -----------------------

Section 20.   Restrictions on Transferability of Warrant Shares.....................................31
              -------------------------------------------------

              (a) Restrictive Legend; Warrantholder's Representation................................32
                  --------------------------------------------------
              (b) Statement of Intention to Transfer; Opinion of Counsel............................33
                  ------------------------------------------------------
              (c) Termination of Restrictions.......................................................33
                  ---------------------------

Section 21.   Representations and Warranties; Certain Covenants.....................................34
              -------------------------------------------------

              (a) Organization and Standing.........................................................34
                  -------------------------
              (b) Capitalization....................................................................34
                  --------------
              (c) Authorization.....................................................................34
                  -------------
              (d) No Conflicts......................................................................35
                  ------------
              (e) SEC Filings.......................................................................35
                  -----------
              (f) No Brokers........................................................................35
                  ----------
              (g) Warrant Shares Equity Percentage..................................................36
                  --------------------------------

Section 21A.  Representation and Warranty of NDTC...................................................36
              -----------------------------------

Section 22.   No Rights or Liabilities as Stockholder...............................................36
              ---------------------------------------

Section 23.   Definitions...........................................................................36
              -----------

Section 24.   Notices...............................................................................42
              -------

Section 25.   Amendments............................................................................43
              ----------

Section 26.   Successors and Assigns................................................................43
              ----------------------

Section 27.   Termination...........................................................................43
              -----------

Section 28.   Governing Law.........................................................................43
              -------------

Section 29.   Third Party Beneficiaries.............................................................43
              -------------------------

Section 30.   Headings..............................................................................43
              --------

Section 31.   Entire Agreement......................................................................43
              ----------------

Section 32.   Expenses..............................................................................44
              --------

Section 33.   Counterparts..........................................................................44
              ------------


                                                                        Page
                                                                        ----

Schedule A.   Threshold Amount and Vesting Schedule

Schedule B.   Terms of Preferred Stock

Exhibit A-1   Form of  -  Warrant Certificate for GI Common Stock
                       -  Election to Purchase
                       -  Assignment

Exhibit A-2   Form of  -  Warrant Certificate for GI Preferred Stock
                       -  Election to Purchase
                       -  Assignment

Exhibit B     Amendment to Rights Agreement

                           WARRANT ISSUANCE AGREEMENT

          WARRANT ISSUANCE AGREEMENT (this "Agreement"), dated as of December
                                            ---------
16, 1997, by and between NextLevel Systems, Inc., a Delaware corporation ("GI"),
                                                                           --
and National Digital Television Center, Inc., a Colorado corporation ("NDTC").
                                                                       ----

          WHEREAS, GI and NDTC have entered into a Digital Terminal Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), whereby NDTC
                                             ------------------
agreed to purchase 6,500,000 Digital Terminals from GI;

          WHEREAS, it is a condition to the effectiveness of the Purchase Agreement that GI and NDTC enter into this Agreement;

          WHEREAS, GI intends, pursuant to this Agreement, to issue Warrants entitling the Warrantholder to purchase shares of common stock, par value $.01 per share, of GI (the "GI Common Stock") and shares of a new series of
                       ---------------
exchangeable preferred stock, par value $.01 per share, of  GI (the "GI
                                                                     --
Preferred Stock") having the terms set forth on Schedule B.
---------------

          NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein set forth, the parties hereto agree as follows:

Section 1.    Issuance of Warrants.
              --------------------

          Simultaneously with the execution hereof, GI, for good and valuable consideration, hereby agrees to issue to the Warrantholder an aggregate of (i) 4,676,000 warrants to purchase shares of GI Common Stock ("Common Stock
                                                           ------------
Warrants") and (ii) 1,668,000 warrants to purchase shares of GI Preferred Stock ("Preferred Stock Warrants"), each GI Common Stock Warrant exercisable, at the
  ------------------------
Common Exercise Price, for one share of GI Common Stock and each Preferred Stock Warrant exercisable, at the Preferred Exercise Price, for one share of GI Preferred Stock, subject to adjustment as set forth herein (the Common Stock Warrants and the Preferred Stock Warrants being collectively referred to as the "Warrants").

Section 2.    Form of Warrant Certificates.
              ----------------------------

          The certificates evidencing the Warrants (the "Warrant Certificates")
                                                         --------------------
to be delivered pursuant to this Agreement shall be in registered form only, shall comply with the Delaware General Corporation Law and any other applicable law and shall be substantially in the form set forth in Exhibit A-1 and A-2
                                                        -------------------
attached hereto.

Section 3.    Execution of Warrant Certificates.
              ---------------------------------

          Warrant Certificates shall be signed on behalf of GI by its President or any Vice President, and by its Secretary or an Assistant Secretary, under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the President, any Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose GI may adopt and use the facsimile signature of any person who shall have been President, any Vice President, Secretary or an Assistant Secretary at the time such signature was so imprinted or otherwise produced notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of such person shall have ceased to hold such office. The seal of GI may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

          In case any officer of GI who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been delivered or disposed of by GI, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of GI; and any Warrant Certificate may be signed on behalf of GI by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of GI to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such officer.

Section 4.    Registration.
              ------------

          Warrant Certificates issued as provided in this Agreement shall be numbered by GI and shall be registered by GI in a register maintained by its Secretary at its principal executive offices in the name of the Warrantholder.

Section 5.    Transfer and Exchange.
              ---------------------

          (a) An assignment, conveyance or other transfer of the Warrants shall be made on the books of GI maintained for such purpose at the principal office of GI referred to in Section 24 upon surrender of the Warrants together with a
                     ----------
properly completed assignment duly executed by the Warrantholder or a subsequent transferee. Upon any such registration of transfer, new Warrants shall be issued to the transferee and the surrendered Warrants shall be canceled. Notwithstanding the foregoing, the Warrants and the rights under this Agreement may not be assigned, conveyed or transferred unless (i) such assignment, conveyance or transfer complies with all applicable securities laws and the provisions of this Agreement, including Section 5(b), and (ii) the transferee
                                        ------------
agrees in writing to be bound by the terms of this Agreement, including the restrictions set forth in Sections 5(b), 7 and 8.
                          ----------------------

          (b) The Warrants may not be sold, assigned, monetized or otherwise transferred prior to their respective Warrant Expiration Dates, except that the Warrantholder may transfer the Warrants to an Affiliate of the Warrantholder that agrees in writing to be bound by the terms of this Agreement.

          (c) Warrant Certificates may be exchanged at the option of the Warrantholder, when surrendered to GI at its office referred to in Section 24
                                                                   ----------
for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number and type of Warrants. Warrant Certificates surrendered for exchange, transfer or exercise shall be canceled by GI.

          (d) At any time prior to the exercise of a Preferred Stock Warrant, at GI's option, GI may elect to cause such Warrant to become exercisable for 10 times the Common Warrant Shares issuable or deliverable upon exercise of a Common Stock Warrant (initially for 10 shares of GI Common Stock) for each share of GI Preferred Stock issuable upon exercise of such Preferred Stock Warrant prior to such changes.

Section 6.    Amendment of the Rights Agreement.
              ---------------------------------

          It is understood and agreed that GI has amended the Rights Agreement in the manner attached hereto as Exhibit B.
                                 ---------

Section 7.    Transfers to Competitors.
              ------------------------

          (a) Notwithstanding any other provisions of this Agreement the Warrantholder shall not knowingly sell, transfer, pledge, hypothecate, assign or otherwise dispose of any Warrant Shares to a Competitor at any time prior to December 31, 2002 without first complying with the provisions of this Section 7.
                                                                      ---------
If prior to December 31, 2002, the Warrantholder shall receive a bona fide offer in writing from a Competitor (a "Competitor Offer") to acquire all or part of
                                 ----------------
the Warrant Shares (the "First Offer Shares"), which offer the Warrantholder
                         ------------------
proposes to accept, the Warrantholder shall deliver to GI a notice (a "Notice of
                                                                       ---------
Sale") containing a copy of the Competitor Offer, and setting forth the identity
----
of the Competitor and an offer to sell the First Offer Shares to GI on the following terms: (i) if the Competitor Offer contemplates a purchase of the First Offer Shares by the Competitor for consideration consisting solely of cash, then the Warrantholder's offer shall be to sell the First Offer Shares for cash in an amount equal to the purchase price specified in, and otherwise on the terms and conditions contained in, the Competitor Offer, and (ii) if the Competitor Offer contemplates an acquisition of the First Offer Shares by the Competitor for consideration any portion of which is not cash, then the Warrantholder's offer shall be to sell the First Offer Shares for cash in an amount equal to the sum of the cash consideration and the fair market value of the noncash consideration (as determined pursuant to paragraph (c) below) specified in, and otherwise on the terms and conditions contained in, the Competitor Offer; provided, however that if the Competitor Offer is a public
                  --------- -------
tender or exchange offer (other than a tender or exchange
offer made by a Person that is not an Affiliate of the Warrantholder to acquire 50% or more of the outstanding shares of GI Common Stock as to which this
Section 7 shall not apply), made by a person that is not an Affiliate of the
---------
Warrantholder, to acquire shares of GI Common Stock, the per share price to be paid for the First Offer Shares shall be equal to the highest per share price actually paid for shares of GI Common Stock in such public tender or exchange offer. The Notice of Sale shall specify the price at which the First Offer Shares are offered, as provided in the preceding sentence. If GI desires to accept the offer set forth in a Notice of Sale, GI shall, within 30 days of receipt of such Notice of Sale, notify the Warrantholder in writing of its intention to acquire the First Offer Shares. The closing of such purchase and sale shall be subject to the additional provisions of paragraphs (d) and (e) of
Section 8.
---------

          (b) If (i) GI does not timely accept the offer set forth in a Notice of Sale, or (ii) the purchase of the First Offer Shares is not consummated within the period set forth in Section 8(d)(iii) for any reason other than a
                               -----------------
breach by the Warrantholder of any of its covenants, representations or warranties that are a condition to consummation of such purchase, then GI shall be deemed to have rejected such offer as of the last date for accepting such offer or closing such purchase, as applicable, and the Warrantholder shall have the right, at any time during the thirty day period beginning on the date that the offer set forth in a Notice of Sale is deemed rejected or the day following the last day of the period set forth in Section 8(d)(iii), as applicable, to
                                        -----------------
enter into a binding agreement to sell all of the First Offer Shares to the Competitor on terms and conditions no less favorable in the aggregate to the Warrantholder than those set forth in the Competitor Offer, and thereafter (within the period specified below in this paragraph (b)) to sell all of the First Offer Shares to the Competitor pursuant to such agreement. If the Warrantholder does not enter into such an agreement during such thirty-day period, or does not close the sale thereunder within sixty days after execution of such an agreement (subject to extension for a maximum of one hundred eighty additional days to the extent required to obtain all required governmental and third party approvals), the procedure set forth above with respect to the Notice of Sale shall be repeated with respect to any subsequent proposed sale, assignment or other disposition of the Warrant Shares to a Competitor. Any First Offer Shares transferred to a Person other than GI in compliance with the provisions of this Section 7 shall not thereafter be subject to the provisions
                   ---------
of this Agreement.

          (c) Before submitting a Notice of Sale pursuant to paragraph (a) in response to a Competitor Offer that contemplates (i) a sale of the First Offer Shares in conjunction with other assets, or (ii) an acquisition of the First Offer Shares by the Competitor for consideration any portion of which is not cash, the Warrantholder and GI shall cause (A) if the Competitor Offer contemplates a sale of the First Offer Shares in conjunction with other assets, the total consideration specified in the Offer to be allocated between the First Offer Shares and such other assets, (B) if the Competitor Offer contemplates an acquisition of the First Offer Shares by the Competitor for consideration any portion of which is not cash, the fair market value of the noncash consideration to be determined, in each case pursuant to this paragraph (c):

               (i) The Warrantholder shall deliver to GI a notice stating that the Warrantholder intends to deliver a Notice of Sale to which this paragraph (c) applies and identifying an appraiser (the "First
                                                                   -----
          Appraiser") who has been retained by the Warrantholder to allocate the
          ---------
          total consideration specified in the Competitor Offer or to conduct an appraisal of the noncash consideration pursuant to this paragraph (c). Within ten business days after its receipt of the Warrantholder's notice pursuant to the preceding sentence, GI shall send a notice to the Warrantholder identifying a second appraiser (the "Second
                                                                 ------
          Appraiser") who shall be retained by GI to make such allocation or
          ---------
          conduct such appraisal, as applicable, pursuant to this paragraph (c).

               (ii) The First Appraiser and the Second Appraiser shall submit their independent determinations of the amount of consideration allocable to the First Offer Shares or the fair market value of the noncash consideration as applicable, within thirty days after the date on which the Second Appraiser is retained. If the respective determinations of the First Appraiser and the Second Appraiser vary by less than ten percent of the higher determination, the amount of consideration allocable to the First Offer Shares or the fair market value of the noncash consideration, as applicable, for purposes of paragraph (a), shall be the average of the two determinations.

               (iii) If the respective determinations of the First Appraiser and the Second Appraiser vary by ten percent or more of the higher determination, the two Appraisers shall promptly designate a third appraiser (the "Third Appraiser"), who shall be retained by the
                          ---------------
          Warrantholder and GI to make an allocation or conduct an appraisal pursuant to this paragraph (c). The First Appraiser and the Second Appraiser shall be instructed not to, and the Warrantholder and GI shall not provide any information to the Third Appraiser as to the determinations of the First Appraiser and the Second Appraiser or otherwise influence the Third Appraiser's determination in any way. The Third Appraiser shall submit its determination of the amount of consideration allocable to the First Offer Shares or the fair market value of the noncash consideration, as applicable, within thirty days after the date on which the Third Appraiser is retained. If a Third Appraiser is retained, the amount of consideration allocable to the First Offer Shares or the fair market value of the noncash consideration, as applicable, for purposes of paragraph (a), shall equal the average of the two closest of the three determinations, except that, if the difference between the highest and middle determinations is no more than 105% and no less than 95% of the difference between the middle and lowest determinations, then the amount of consideration allocable to the First Offer Shares or the fair market value of the noncash consideration, as applicable, for purposes of paragraph (a), shall equal the middle determination.

               (iv) Any appraiser retained pursuant to this paragraph (c) shall be nationally recognized as being qualified and experienced in the appraisal of assets comparable to the First Offer Shares and, if applicable, any other assets proposed to be sold pursuant to the Competitor Offer and shall not be an Affiliate of any party to this Agreement. All fees and expenses of the First Appraiser shall be borne by the Warrantholder, of the Second Appraiser shall be borne by GI and of the Third Appraiser shall be borne equally by the Warrantholder and GI.

               (v) In determining the fair market value of the noncash consideration, each appraiser retained pursuant to this paragraph (c) shall: (A) assume that the fair market value of the applicable asset is the price at which the asset would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and each having reasonable knowledge of all relevant facts;
          (B) assume that the applicable asset would be sold for cash; and (C) use valuation techniques then prevailing in the relevant industry.

Section 8.    Rights in the Event of a Public Offering; Closing Matters, etc..
              ---------------------------------------------------------------

          (a) In the event that the Warrantholder desires to sell any Warrant Shares in a registered public offering for cash (the "Offering"), the
                                                      --------
Warrantholder shall first offer such shares for sale to GI in accordance with the following provisions.

          (b) If the Warrantholder intends to cause GI to register Warrant Shares pursuant to the terms of this Agreement, the Warrantholder shall deliver a notice to GI (in addition to any notice required pursuant to Section 19 of this Agreement) specifying (A) the number of the Warrant Shares the Warrantholder desires to sell in the Offering (the "Offered Shares") and (B) the
                                                    --------------
proposed timing of the Offering, and offering to sell the Offered Shares to GI at the price determined below (an "Offering Notice"). If GI desires to purchase
                                   ---------------
the Offered Shares, it shall so notify the Warrantholder in writing within 10 days from the receipt of such Offering Notice (a "Reply Notice"). If, by its
                                                  ------------
Reply Notice, GI accepts the offer of the Warrantholder, such Reply Notice shall constitute an agreement binding on GI and the Warrantholder to sell and purchase for cash all, but not less than all, the Offered Shares at the Fair Market Value for such shares as of the date of the Reply Notice.

          (c) If GI does not accept the offer of the Warrantholder pursuant to the foregoing provisions of this Section 8 or the purchase of the Offered Shares
                                 ---------
is not consummated within the period set forth in Section 8(d)(iii) for any
                                                  -----------------
reason other than a breach by the Warrantholder of any of its covenants, representations or warranties that is a condition to consummation of such purchase, then GI shall be deemed to have rejected such offer as of the last date for accepting such offer or closing such purchase, as applicable, and the Warrantholder shall have the right to proceed with a registered public offering of the Offered Shares, subject to the further provisions of this Agreement; provided, however, that any Offered Shares that have not been sold in a
--------  -------
registered public offering prior to the first anniversary of the date that the offer set forth in the Offering Notice is deemed rejected for any reason other than the failure of GI to comply with its covenants in Section 19 may not
                                                       ----------
thereafter be sold in a registered public offering without complying with the provisions of this Agreement. Any Offered Shares transferred to a Person other than GI in compliance with the provisions of this Section 8 shall not thereafter
                                                  ---------
be subject to the provisions of this Agreement.

          (d)  Any purchase by GI of Warrant Shares pursuant to Section 7 or
                                                                ---------
Section 8 shall be subject to the following additional terms and conditions:
---------

               (i) The Warrantholder shall represent and warrant that GI will receive good and valid title to the Warrant Shares, free and clear of all liens, of any nature whatsoever except for governmental and third party approvals required for transfers of shares of GI Common Stock generally.

               (ii) The closing of the purchase and sale shall be subject to the satisfaction of the following conditions:

                    (A) all governmental and third party approvals required with respect to the transactions to be consummated at such closing shall have been obtained, to the extent the failure to obtain such approvals would prevent GI or the Warrantholder from performing any of its material obligations under the transaction documents or would result in any material adverse change in, or material adverse effect on, GI;

                    (B) there shall be no preliminary or permanent injunction or other order by any court of competent jurisdiction restricting, preventing or prohibiting the consummation of the transactions to be consummated at such closing; and

                   (C) the representation and warranty of the Warrantholder
                contemplated by clause (i) of this paragraph (d) shall be true and correct at the closing of such sale with the same force and effect as if then made.

               (iii) Unless otherwise agreed by the applicable parties, the closing of any purchase and sale of Warrant Shares shall take place at the principal executive offices of GI at 10:00 a.m. local time on a business day selected by GI, provided that such closing shall occur as promptly as practicable, and in any event within sixty days after the acceptance of the applicable offer, subject to extension for a maximum of thirty additional days to the extent required to obtain all required governmental and third party approvals.

               (iv) Unless otherwise agreed by the applicable parties, the purchase price shall be payable by wire transfer of same day funds or by certified or cashier's check drawn to the order of the Warrantholder, as specified by the Warrantholder.

          (e) The Warrantholder and GI shall each use commercially reasonable efforts to cooperate with the other in connection with the Warrantholder's efforts to transfer any interest in the Warrant Shares in accordance with the provisions of Sections 7 and 8, including making qualified personnel available
              ----------------
for attending hearings and meetings respecting any approvals and authorizations required for such transfer and, at the request of the Warrantholder, making all filings with, and giving all notices to third parties and governmental authorities that may be necessary or reasonably required to be made or given by the Warrantholder and GI in order to effect the contemplated transfers. Subject to the other provisions of this Agreement, neither the Warrantholder nor GI shall take any action to delay, impair or impede the receipt of any required consents, approvals or authorizations. "Commercially reasonable efforts" as used in this Section 8 shall not require any party to undertake extraordinary or
             ---------
unreasonable measures to obtain any consents, approvals or other authorizations.

Section 9.    No Impairment.
              -------------

          The rights granted to the Warrantholder hereunder do not in any way conflict with and are not inconsistent with the rights granted to a registered holder of GI Common Stock under any other agreements, except such rights that have been waived. GI will not, by amendment of its Amended and Restated Certificate of Incorporation or By-laws, or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder under this Agreement and the Warrants against wrongful impairment. Without limiting the generality of the foregoing, GI: (i) will take all such action as may be necessary or appropriate in order that GI may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of the Warrants; and (ii) will not on or after the date hereof enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Warrantholder under this Agreement or which otherwise conflicts with the provisions hereof.

Section 10.    Vesting of Warrants.
               -------------------

          (a) The exercisability of the Warrants and the Warrantholder's rights under this Agreement shall vest in accordance with the vesting schedule set forth in Schedule A and paragraph (c) below. Upon attainment of each applicable
         ----------
Threshold, GI shall promptly notify the Warrantholder in writing that the number of Warrants related to such Threshold will become exercisable in accordance with Schedule A, but the failure to give any such notice shall not affect the exercisability of the applicable Warrants. The first Warrants to become exercisable shall be the Common Stock Warrants; the Preferred Stock Warrants shall become exercisable only after all outstanding Common Stock Warrants have either become exercisable or failed to vest in accordance with Schedule A
                                                               ----------
hereof.

          (b) GI hereby covenants and agrees to proceed as promptly as practicable to call and hold a meeting of its stockholders (the "Stockholders
                                                                 ------------
Meeting"), in compliance with all applicable laws and to the extent required by
-------
applicable law or stock exchange regulations, for the purpose of approving the issuance of the maximum amount of GI Common Stock that may be issued in the Transaction, including, without limitation, upon consummation of the transactions contemplated by the Memorandum of Agreement, upon exercise of the Common Stock Warrants and, assuming only for purposes of such stockholder vote that GI has exercised in full its right to cause the Preferred Stock Warrants to become exercisable for GI Common Stock, upon exercise of the Preferred Stock Warrants as so changed.

          (c) If, as of June 30, 1998, GI has not exercised its right, as to all and not less than all of the Preferred Stock Warrants, to cause the Preferred Stock Warrants to become exercisable for GI Common Stock as provided in Section 5(d) of this Agreement, then (i) after July 1, 1998 each Warrant shall automatically vest and become exercisable on the last day of the applicable calendar year for such Warrant set forth in the first column on Schedule A without regard to whether the threshold number of Digital Terminals has been purchased for such year (but the purchase commitment shall continue unaffected) and (ii) if at any time and from time to time on or after July 1, 1998, Warrantholder desires to sell any Preferred Warrant Shares to a Person that is not an Affiliate of the Warrantholder in a bona fide arm's length transaction and the fair market value of the consideration to be received therefor per Preferred Warrant Share would be less than 10 times the then fair market value of a Common Warrant Share (the amount of such difference being the "Per Share Differential"), then Warrantholder shall provide prior written notice (the "Proposal Notice") to GI, and GI shall (subject to the provisions set forth below) pay to the Warrantholder within 45 days after receipt of a further written notice from the Warrantholder that the Preferred Warrant Shares have been sold, an amount in cash (in immediately available funds) equal to the product of the Per Share Differential times the number of Preferred Warrant Shares so sold. The fair market value of the consideration received in a sale of Warrant Shares shall be the amount of cash, if any, so received and the fair market value of any noncash consideration determined in the manner provided in Section 7(c), with the Warrantholder identifying the First Appraiser in its Proposal Notice and GI identifying the Second Appraiser within 5 days after receipt of such notice. GI at its option may, in lieu of making payment pursuant to clause (ii) of this
Section 10(c), elect, by written notice (the "Response Notice") to the Warrantholder within 5 days after receiving the Proposal Notice, to purchase the Preferred Warrant Shares which Warrantholder proposes to sell pursuant to clause
(ii) of this Section 10(c), for a price equal to 10 times the then fair market value of a Common Warrant Share multiplied by the number of Preferred Warrant Shares to be sold to such Person; such payment by GI shall be made in cash (in immediately available funds) within 45 days after the date of the Response Notice. The fair market value of a Common Warrant Share that is a share of GI Common Stock shall, for the purpose of this Section 10(c), be deemed to be the Closing Price of a share of GI Common Stock on the Trading Day before the date of the sale of the Preferred Warrant Shares to a Person or GI, as applicable; provided, however, that for purposes of determining whether the Warrantholder
--------  -------
shall provide GI with a Proposal Notice, the fair market value of a Common Warrant Share that is a share of GI Common Stock shall be deemed to be the Closing Price of a share of GI Common Stock on the Trading Day before the date the Proposal Notice is sent by the Warrantholder. Any Preferred Stock Warrants remaining outstanding after July 1, 1998 may, at GI's election at any time, become exercisable for GI Common Stock in accordance with the terms of this Agreement. In the event that GI has filed a preliminary proxy statement for the Stockholders Meeting prior to February 15, 1998, but GI has been unable to obtain all necessary clearances from the Securities and Exchange Commission so as to be able to hold the Stockholders Meeting prior to June 30, 1998, then the July 1, 1998 date in this paragraph (c) shall be extended, up to a maximum of 3 additional months, for such time as may be necessary to obtain such approvals.

          (d) NDTC agrees to vote, at the Stockholders Meeting, all shares of GI Common Stock then owned by it in favor of approving the issuance of the maximum amount of GI Common Stock issuable in the Transaction.

Section 11.    Exercise of Warrants.
               --------------------

          (a)  Exercisability of Warrants. Subject to the terms and conditions
               --------------------------
set forth herein, vested Warrants shall be exercisable for cash, in whole or in part until the applicable Warrant Expiration Date in accordance with Schedule A.
                                                                     ----------

          (b)  Method of Exercise.  In order to exercise any vested Warrant,
               ------------------
the Warrantholder shall deliver to GI at its office referred to in Section 24:
                                                                   ----------
(i) a written notice of such Warrantholder's election to exercise the vested Warrants, which notice shall specify the number of such Warrantholder's vested Warrants being exercised, (ii) a certified check or official bank check in immediately available funds payable to the order of GI or a wire transfer in immediately available funds to a bank account designated by GI, in an amount equal to the Exercise Price multiplied by the number of Warrants being exercised, and (iii) the Warrant Certificate evidencing the vested Warrants being exercised. Such notice may be in the form of the Election to Purchase appearing at the end of the Warrant Certificates attached as Exhibit A-1 and
                                                             -----------
Exhibit A-2 hereto. Upon receipt of the items referred to in clauses (i),
-----------
(ii) and (iii) above, GI shall, as promptly as practicable, and in any event within two Business Days thereafter, execute or cause to be executed, and delivered to or upon the written order of the Warrantholder, and in the name of the Warrantholder, a certificate or certificates representing the number of Warrant Shares issuable upon exercise (as determined pursuant to this Section 11
                                                                      ----------
and Section 17 or Section 17A, as applicable), of the vested Warrants,
    ----------    -----------
and any and all of which certificates shall bear the restrictive legend set forth in Section 20(a), except as provided in Section 20(c). The stock
         -------------                        -------------
certificate or certificates so delivered shall be registered in the name of the Warrantholder. If the vested Warrants evidenced by a Warrant Certificate shall have been exercised and/or surrendered in part, GI shall, at the time of delivery of the Warrant Shares, deliver to the holder thereof or on the order of the holder thereof a new Warrant Certificate evidencing vested Warrants in an amount equal to the number of vested Warrants evidenced by the delivered Warrant Certificates that were not exercised or surrendered which new Warrant Certificate shall in all other respects be identical with the Warrant Certificate being exercised or surrendered (including with respect to the number of unvested Warrants evidenced thereby).

          GI shall keep copies of this Agreement and any notices received hereunder available for inspection during normal business hours at its office referred to in Section 24.
               ----------

Section 12.    Expiration of Warrants.
               ----------------------

         All Warrants that are not surrendered to GI for exercise in accordance herewith by 5:00 p.m., New York City time at GI's office referred to in Section
                                                                        -------
24, on the Warrant Expiration Date set forth in Schedule A for the applicable
--                                              ----------
Warrants shall expire
as of such time and all rights of the Warrantholder in respect of such Warrants shall terminate and cease.

Section 13.    Payment of Taxes.
               ----------------

          GI shall pay any and all issue, documentary stamp or other taxes (other than applicable income taxes) that may be payable in respect of any issuance or delivery of Warrant Shares. GI shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of Warrant Shares in a name other than that of the Warrantholder, and no such issuance or delivery shall be made unless and until the Person to which issuance and delivery is to be made has paid to GI the amount of any such tax, or has established, to the satisfaction of GI, that such tax has been paid.

Section 14.    Mutilated or Missing Warrant Certificates.
               -----------------------------------------

          In case any Warrant Certificates shall be mutilated, lost, stolen or destroyed, GI shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but in the case of a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate shall be issued by GI only upon its receipt of reasonably satisfactory evidence of such loss, theft or destruction and, if requested, an indemnity or bond reasonably satisfactory to GI.

Section 15.    Reservation of Shares.
               ---------------------

          The Warrant Shares, when issued upon exercise of the Warrants, shall be duly authorized, validly issued, fully paid, nonassessable, and free from all taxes (other than income taxes with respect to dividends or distributions thereon and taxes arising from the disposition thereof), liens, charges, security interests, restrictions and other encumbrances (except restrictions set forth in this Agreement or otherwise imposed under applicable securities laws). GI will at all times during the period that the Warrants may be exercised reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued GI Common Stock and GI Preferred Stock, or its authorized and issued GI Common Stock and GI Preferred Stock held in treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of the Warrants, the full number of Warrant Shares deliverable upon the exercise of the Warrants. Before taking any action which would cause an adjustment pursuant to Section 17 reducing the Common Exercise Price below
                          ----------
the then par value (if any) of the Common Warrant Shares issuable upon exercise of the Common Stock Warrants, GI will take any corporate action that may, in the opinion of its counsel (which may be counsel employed by GI), be necessary in order that GI may validly and legally issue fully paid and nonassessable Common Warrant Shares at the Exercise Price as so adjusted.

Section 16.  Obtaining of Certain Governmental Approvals.
             -------------------------------------------

          (a) GI from time to time will use reasonable efforts to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and to make securities law filings under federal and state laws, or with any securities exchange or association on which the GI Common Stock is listed, that may be required in connection with the issuance and delivery of the Warrant Certificates, the exercise of Warrants and the issuance and delivery of Warrant Shares.

          (b) Without limiting the generality of the foregoing, in the event that GI or the Warrantholder reasonably believes that exercise of the Warrants and issuance of Warrant Shares acquirable upon such exercise requires prior compliance with the Hart-Scott-Rodino Antitrust Improvements Act of l976 and the rules and regulations thereunder (the "HSR Act and Rules"), then any such
                                       -----------------
exercise shall be contingent upon such prior compliance and, subject to effecting such compliance, be effective as of the Exercise Date. To effect such compliance, GI and the Warrantholder will, promptly following receipt by GI of the Warrantholder's notice of exercise or other written request, use their respective commercially reasonable efforts to make all filings necessary to cause the expiration or termination of any applicable waiting period under the HSR Act and Rules. Each of GI and the Warrantholder shall bear and pay its respective costs or expenses that it incurs in complying with this Section
                                                                   -------
16(b), except that each of GI and the Warrantholder electing to exercise the
-----
Warrants shall pay one half of any fee payable to the Federal Trade Commission or the Department of Justice (or any other governmental body then having jurisdiction with respect to the HSR Act and Rules) in connection with the filing of any reports under the HSR Act and Rules.

Section 17.    Warrant Shares Issuable Upon Exercise of a Vested Common Stock
               --------------------------------------------------------------
               Warrant.
               -------

          (a) After the vesting of a Common Stock Warrant and prior to the Warrant Expiration Date for such Common Stock Warrant, one (1) share of GI Common Stock is purchasable at the Common Exercise Price upon the exercise of one (1) Common Stock Warrant, subject to adjustment as discussed below:

          (b) In case, subsequent to the date of this Agreement, GI shall: (i) pay a dividend on the GI Common Stock in shares of GI Common Stock, (ii) subdivide the outstanding shares of GI Common Stock into a greater number of shares, (iii) combine the outstanding shares of GI Common Stock into a smaller number of shares, (iv) pay a dividend on the GI Common Stock in shares of its capital stock (other than GI Common Stock), or (v) issue any shares of its capital stock by reclassification of the shares of GI Common Stock (other than any reclassification by way of merger or binding share exchange that is subject to paragraph (i)), the Common Exercise Price, and the number and kind of Common Warrant Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of the Common Stock Warrants exercised after such time shall be entitled to receive the aggregate number and kind of Common Warrant Shares which, if the Common Stock Warrants had been exercised immediately prior to such time, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. Subject to paragraph (g), for a dividend or distribution, the adjustment shall become effective immediately after the record date for the dividend or distribution, and for a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

          (c) In case GI shall issue rights or warrants to all holders of GI Common Stock entitling them (for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of GI Common Stock (or Convertible Securities) at a price per share (or having a conversion price per share, after adding thereto an allocable portion of the exercise price of the right or warrant to purchase such Convertible Securities, computed on the basis of the maximum number of shares of GI Common Stock issuable upon conversion of such Convertible Securities) less than the Current Market Price per share on the Determination Date, the Common Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of GI Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of GI Common Stock so offered (or the aggregate initial conversion price of the Convertible Securities so offered, after adding thereto the aggregate exercise price of the rights or warrants to purchase such Convertible Securities) to holders of GI Common Stock (and to holders of Convertible Securities referred to in the following paragraph if the distribution to which this paragraph (c) applies is also being made to such holders) would purchase at such Current Market Price, and of which the denominator shall be the number of shares of GI Common Stock outstanding on such record date plus the number of additional shares of GI Common Stock so offered for subscription or purchase (or into which the Convertible Securities so offered are initially convertible). The adjustment contemplated by this paragraph (c) shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the close of business on such record date; however, to the extent that shares of GI Common Stock (or Convertible Securities) have not been issued when such rights or warrants expire (or, in the case of rights or warrants to purchase Convertible Securities which have been exercised, if all of the shares of GI Common Stock issuable upon conversion of such Convertible Securities have not been issued prior to the expiration of the conversion right thereof), the Common Exercise Price shall be readjusted (but only with respect to

Warrants exercised after such expiration) to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares (or Convertible Securities) actually issued upon the exercise of such rights or warrants (or the conversion of such Convertible Securities).

          For purposes of this paragraph (c) the number of shares of GI Common Stock outstanding on any record date shall be deemed to include the maximum number of shares of GI Common Stock the issuance of which would be necessary to effect the full exercise, exchange or conversion of all Convertible Securities outstanding on such record date which are then exercisable, exchangeable or convertible at a price (before giving effect to any adjustment to such price for the distribution to which this paragraph (c) is being applied) equal to or less than the Current Market Price per share of GI Common Stock on the applicable Determination Date, if all of such Convertible Securities were deemed to have been exercised, exchanged or converted immediately prior to the opening of business on such record date. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors of GI. Shares of Common Stock owned by or held for the account of GI or any majority owned subsidiary shall not be deemed outstanding for the purpose of any computation under this paragraph (c).

          (d) In case GI shall distribute to all holders of GI Common Stock evidences of its indebtedness or assets or subscription rights or warrants (excluding (x) dividends or distributions referred to in paragraph (b) and distributions of rights or warrants referred to in paragraph (c) and (y) cash dividends or other cash distributions, unless such cash dividends or cash distributions are Extraordinary Cash Dividends), the Common Exercise Price shall be adjusted by multiplying the Common Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, of which the numerator shall be the number of shares of GI Common Stock outstanding on such record date multiplied by the Current Market Price on the Determination Date, less the fair market value (as determined by the Board of Directors of GI) on such record date of the evidences of indebtedness, assets, subscription rights or warrants to be distributed to the holders of GI Common Stock (and to the holders of Convertible Securities referred to below if the distribution to which this paragraph (d) applies is also being made to such holders), and of which the denominator shall be the number of shares of GI Common Stock outstanding on such record date multiplied by such Current Market Price. For purposes of this paragraph (d), the number of shares of GI Common Stock outstanding on any record date shall be deemed to include the maximum number of shares of GI Common Stock the issuance of which would be necessary to effect the full exercise, exchange or conversion of all Convertible Securities outstanding on such record date which are then exercisable, exchangeable or convertible at a price (before giving effect to any adjustment to such price for the distribution to which this paragraph (d) is being applied) equal to or less than the Current Market Price per share of GI Common Stock on the applicable Determination Date, if all of such Convertible Securities were deemed to have been exercised, exchanged or converted immediately prior to the opening of business on such record date.

          For purposes of this paragraph (d), the term "Extraordinary Cash
                                                        ------------------
Dividend" shall mean any cash dividend with respect to the GI Common Stock the
--------
amount of which, together with the aggregate amount of cash dividends on the GI Common Stock to be aggregated with such cash dividend in accordance with the following provisions of this paragraph, equals or exceeds the threshold percentage set forth below in the following sentence. If, upon the date prior to the Ex-Dividend Date with respect to a cash dividend on GI Common Stock, the aggregate of the amount of such cash dividend together with the amounts of all cash dividends on the GI Common Stock with Ex-Dividend Dates occurring in the 365 consecutive day period ending on the date prior to the Ex-Dividend Date with respect to the cash dividend to which this provision is being applied (other than any such other cash dividends with Ex-Dividend Dates occurring in such period for which a prior adjustment to the Exercise Price was previously made under this paragraph (d)) equals or exceeds on a per share basis 50% of the average of the Closing Prices during the period beginning on the date after the first such Ex-Dividend Date in such period and ending on the date prior to the Ex-Dividend Date with respect to the cash dividend to which this provision is being applied (except that if no other cash dividend has had an Ex-Dividend Date occurring in such period, the period for calculating the average of the Closing Prices shall be the period commencing 365 days prior to the date immediately prior to the Ex-Dividend Date with respect to the cash dividend to which this provision is being applied), such cash dividend together with each other cash dividend with an Ex-Dividend Date occurring in such 365-day period that is aggregated with such cash dividend in accordance with this paragraph shall be deemed to be an Extraordinary Cash Dividend.

          The adjustment pursuant to the foregoing provisions of this paragraph
(d) shall be made successively whenever any distribution to which this paragraph
(d) applies is made, and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. Shares of GI Common Stock owned by or held for the account of GI or any majority owned subsidiary shall not be deemed outstanding for the purposes of any such adjustment.

          (e) In the event that this Section 17 requires adjustments to the
                                     ----------
Common Exercise Price and number of Common Warrant Shares purchasable under more than one of clause (iv) of the first sentence of paragraph (b), paragraph (c) or paragraph (d), and the record dates for the distribution giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of paragraph (b), second the provisions of paragraph (d) and, third, the provisions of paragraph (c).

          (f) No adjustment in the Common Exercise Price shall be required if the amount of such adjustment shall be less than 14 cents per Common Warrant Share; provided, however, that any adjustments which by reason of this
       --------  -------
subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section
                                                                        -------
17 shall be made to the nearest cent or to the nearest one-hundredth of a Common
--
Warrant Share, as the case may be.

          (g) In any case in which this Section 17 shall require that an
                                        ----------
adjustment in the Common Exercise Price be made effective as of the record date for a specified event, GI may elect to defer until the occurrence of such event
(x) issuing to the holder of any Common Stock Warrant exercised after such record date the Common Warrant Shares, if any, issuable upon such exercise over and above the Common Warrant Shares, if any, issuable upon such exercise on the basis of the Common Exercise Price in effect prior to such adjustment and (y) paying to such holder cash or its check in lieu of any fractional interest to which such holder would be entitled pursuant to paragraph (k); provided,
                                                               --------
however, that GI shall deliver to such holder a due bill or other appropriate
-------
instrument evidencing such holder's right to receive such additional Common Warrant Shares and such cash upon the occurrence of the event requiring such adjustment.

          (h) Upon each adjustment of the Common Exercise Price as a result of the calculations made in subsections (b), (c), (d) or (j) of this Section 17,
                                                                  ----------
each Warrant outstanding prior to the making of the adjustment in the Common Exercise Price shall thereafter evidence the right to purchase, at the adjusted Common Exercise Price, that number of Common Warrant Shares (calculated to the nearest hundredth) obtained by (A) multiplying the number of Common Warrant Shares purchasable upon exercise of a Common Stock Warrant prior to adjustment of the number of Common Warrant Shares by the Common Exercise Price in effect prior to adjustment of the Common Exercise Price and (B) dividing the product so obtained by the Common Exercise Price in effect after such adjustment of the Common Exercise Price.

          (i) If GI consolidates with or merges into, or transfers (other than by mortgage or pledge) its properties and assets substantially as an entirety to, another Person or GI is a party to a merger or binding share exchange which reclassifies or changes its outstanding GI Common Stock, GI (or its successor in such transaction) or the transferee of such properties and assets shall make appropriate provision so that the Common Stock Warrants shall thereafter be exercisable, upon the terms and conditions specified in this Agreement, for the kind and amount of securities, cash or other assets receivable upon such transaction by a holder of the number of Common Warrant Shares purchasable upon exercise of the Common Stock Warrants immediately before the effective date of such transaction (assuming, to the extent applicable, that such holder failed to exercise any rights of election with respect thereto, and received per Common Warrant Share the kind and amount of securities, cash or other assets received per share of GI Common Stock by a plurality of the nonelecting shares of GI Common Stock);

and in any such case, if necessary, the provisions set forth in this Section 17
                                                                     ----------
with respect to the rights and interests thereafter of the holder of the Common Stock Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any such other securities or assets thereafter deliverable on the exercise of the Common Stock Warrants. Equivalent requirements to the foregoing shall also be applicable for the protection of the rights of the holders of Preferred Stock Warrants based on the Common Warrant Shares that would be issuable upon exchange of the GI Preferred Stock for which such Preferred Stock Warrants are exercisable assuming for this purpose that GI had exercised in full its right to require such exchange. The subdivision or combination of the GI Common Stock at any time outstanding into a greater or lesser number of shares of GI Common Stock shall not be deemed to be a reclassification of the GI Common Stock for the purposes of this subsection. GI shall not effect any such consolidation, merger, transfer or binding share exchange unless prior to or simultaneously with the consummation thereof the successor (if other than GI) resulting from such consolidation or merger or the Person purchasing such assets or other appropriate Person shall assume, by written instrument, the obligation to deliver to the holder of the Warrants such securities, cash or other assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Agreement.

          (j) The Company may make such reductions in the Common Exercise Price, in addition to those required by subsections (b), (c) and (d) of this Section
                                                                      -------
17, as it shall in its sole discretion determine to be advisable.

          (k) If the number of Common Warrant Shares purchasable upon the exercise of the Common Stock Warrants is adjusted pursuant to paragraph (h), the Company shall nonetheless not be required to issue fractions of Common Warrant Shares upon exercise of the Common Stock Warrants or to distribute share certificates which evidence fractional Common Stock Warrant Shares. In lieu of fractional Common Warrant Shares, there shall be paid to the Warrantholder at the time the Common Stock Warrant is exercised as herein provided an amount in cash equal to the same fraction of the current market value of a Common Warrant Share. For purposes of this paragraph (k), the current market value of a Common Warrant Share shall be the Closing Price of a Common Warrant Share for the Trading Day immediately prior to the date of such exercise.

Section 17A.  Warrant Shares Issuable Upon Exercise of a Vested Preferred Stock
              -----------------------------------------------------------------
              Warrant.
              -------

          (a) After the vesting of a Preferred Stock Warrant and prior to the Warrant Expiration Date for such Preferred Stock Warrant, one (1) share of GI Preferred Stock is purchasable at the Preferred Exercise Price upon the exercise of one (1) Preferred Stock Warrant, subject to adjustment as discussed below.

          (b) For so long as any Preferred Stock Warrants are outstanding, (i) GI shall not amend, modify or withdraw the Certificate of Rights, Designations and Preferences for the GI Preferred Stock, (ii) issue any shares of GI Preferred Stock other than pursuant to the Preferred Stock Warrants issued to Warrantholder and other cable television multiple systems operators; or (iii) split, combine or reclassify the shares of GI Preferred Stock, in each case without the prior written approval of Warrantholder, which may be unreasonably withheld, except as may be required by law or stock exchange regulations. If, and to the extent that, the Common Exercise Price or the number or kind of Common Warrant Shares with respect to the Common Stock Warrants are adjusted pursuant to Section 17, the Preferred Stock Exercise Price and the number and kind of Common Warrant Shares for which a Preferred Warrant Share issuable upon exercise of a Preferred Stock Warrant may be exchanged at the option of GI, shall automatically be adjusted correspondingly in accordance with the terms of the Preferred Stock Warrants.

Section 18.    Notice to Warrantholder.
               -----------------------

          (a) Upon any adjustment of the Exercise Price or number of Warrant Shares pursuant to Section 17 or Section 17A, GI within 20 days thereafter shall
                   ----------    -----------
cause to be given to the Warrantholder written notice of such adjustment setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) purchasable upon exercise of the Warrants after such adjustment in the Exercise Price or number of Warrant Shares. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the provisions of Section 18(b).
              -------------

          (b)  In case:
               (i) GI shall authorize the issuance to all holders of GI Common Stock of right or warrants to subscribe for or purchase shares of GI Common Stock or of any other subscription rights or warrants; or
               (ii) GI shall authorize the distribution to all holders of GI Common Stock of evidences of its indebtedness or assets (other than dividends payable in GI Common Stock); or
               (iii) of any consolidation, merger or binding share exchange to which GI is a party and for which approval of any shareholders of GI is required, or of the conveyance or transfer of the properties and assets of GI as, or substantially as, an entirety, or of any reclassification or change of outstanding Warrant Shares issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or
               (iv) of the voluntary or involuntary dissolution, liquidation or winding up of GI; or
               (v) GI proposes to take any action (other than actions of the character described in Section 17(b), except as required under (iii) above)
                       ------------
which would
require an adjustment of the Exercise Price or number of Warrant Shares pursuant to Section 17 or Section 17A.
   ----------    -----------

then GI shall cause to be given to the Warrantholder at least 20 days (or 10 days in any case specified in clauses (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a written notice stating (x) the date as of which the holders of record of GI Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (y) the date on which any such consolidation, merger, binding share exchange, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of GI Common Stock shall be entitled to exchange their shares of GI Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, binding share exchange, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 18(b) or any defect therein shall not affect the
                        -------------
legality or validity of any distribution, right, warrant, consolidation, merger, binding share exchange, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any such action.

Section 19.    Registration Rights.
               -------------------

          (a)  Demand Registration Rights.
               --------------------------

          (i) At any time and from time to time after the date hereof, the Warrantholder and any transferee of Registrable Securities who becomes a party to this Agreement (the "Transferees"; and together with the
                                   -----------
     Warrantholder, the "Holders") shall have the right to request GI to effect
                         -------
     the registration under the Securities Act of all or part of their Registrable Securities. Holders shall exercise such right by giving of a notice stating (A) the number of Registrable Securities to be included in such registration statement and (B) Holder's intended method of distribution (which may include an underwritten offering). Upon receipt by GI of any such request, GI shall promptly give notice of such proposed registration to all Holders who hold Registrable Securities and thereupon shall, as expeditiously as possible, use reasonable efforts to effect the registration under the Securities Act of:

               (A) all Registrable Securities that GI has been requested to register pursuant to clause (i) of this Section 19(a); and
                                                  -------------

               (B) all other Registrable Securities that Holders have, within 20 days after GI has given such notice, requested GI to register;

all to the extent requisite to permit the sale or other disposition by the Holders of the Registrable Securities so to be registered.

          (ii) If the managing underwriter, selected pursuant to Section
                                                                 -------
     19(i)(A); of the public offering to be effected pursuant to a registration
     --------
     statement filed pursuant to clause (i) of this Section 19(a) of any
                                                    -------------
     Registrable Securities shall advise GI in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of GI that are not Registrable Securities) exceeds the number that can be sold in such offering without having an adverse effect on such offering, GI will include in such registration to the extent of the number that GI is so advised can be sold in such offering:

               (A) first, Registrable Securities requested to be included in
                   -----
          such registration by Holders pro rata based on the number of shares to be included; and

               (B) second, other securities of GI proposed to be included
                   ------
          pursuant to Section 19(a)(viii) in such registration, in accordance
                      -------------------
          with the priorities, if any, then existing among GI and the holders of such other securities.

          (iii) The Holders requesting inclusion in a registration statement under this Section 19(a) may withdraw from any requested registration
                -------------
     pursuant to this Section 19(a) by giving written notice to GI prior to the
                      -------------
     date an underwriting agreement is executed or such registration statement becomes effective; provided, however, that for a period of three months
                        --------  -------
     after such withdrawal, such Holders may not request any registration pursuant to this Section 19(a), unless (A) such Holders pay GI for its out-
                      -------------
     of-pocket expenses relating to such registration, (B) the registration statement had not been filed within 90 days of the initial request for registration pursuant to Section 19(a)(i) or had not become effective within 120 days of such request or (C) GI otherwise failed to comply with its obligations under this Section 19 with respect to such registration.

          (iv) GI shall not be required to effect more than a total of three effective registrations under this Section 19(a). Notwithstanding the
                                        -------------
     foregoing, if the Holders withdraw from an offering after the registration statement for the shares to be offered thereby has become effective due to the occurrence of any of the events set forth in Sections 19(c)(vi), (vii)
                                                      -------------------------
     or (viii), then such registration shall not be counted as an effective
     ---------
     registration for purposes of this Section 19(a)(iv).
                                       -----------------

          (v) GI shall not be required to effect a registration pursuant to this

     Section 19(a) unless the offering includes Registrable Securities having a
     -------------
     Fair Market Value of at least $10 million in the aggregate.

          (vii)  GI shall not be required to effect any registration within six
     (6) months of the effective date of any other registration under this
     Section 19(a).
     -------------

          (viii) If the managing underwriter in an underwritten offering has not limited the number of Registrable Securities to be underwritten, then GI may include securities for its own account or for the account of others in such registration statement and underwriting if the managing underwriter so agrees and if the number of Registrable Securities held by Holders which would otherwise have been included in such registration statement and underwriting will not thereby be limited. The inclusion of such shares shall be on the same terms as the registration of Registrable Securities held by the Holders. In the event that the managing underwriter excludes some of the securities to be registered, the securities to be sold for the account of the Company and any other holders shall be excluded in their entirety prior to the exclusion of any Registrable Securities of the Holders.

          (b)  "Piggyback" Registrations.  If GI at any time proposes to
               -------------------------
register any of its securities under the Securities Act (other than pursuant to
Section 19(a)) on a registration statement on Form S-1, S-2 or S-3 or on any
-------------
other form upon which may be registered securities similar to the Registrable Securities for sale to the general public except Form S-4 and Form S-8, GI will at each such time give prompt notice to the Holders of its intention to do so setting forth the date on which GI proposes to file such registration statement, which date shall be no earlier than 30 days from the date of such notice, and advising the Holders of their right to have Registrable Securities included therein. Upon the written request of the Holders given to GI not less than 5 days prior to the proposed filing date of such registration statement set forth in such notice, GI will use reasonable best efforts to cause each of the Registrable Securities that GI has been requested to register by the Holders to be registered under the Securities Act. If the securities to be so registered for sale include securities to be sold for the account of GI and to be distributed by or through a firm of underwriters of recognized standing under underwriting terms appropriate for such transaction, then the Registrable Securities shall also be included in such underwriting, provided that if, in the
                                                        --------
reasonable written opinion of the managing underwriter or underwriters, the total amount of such securities to be so registered, when added to such Registrable Securities, will exceed the maximum amount of GI's securities that can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering, GI will include in such registration to the extent of the number which GI is so advised can be sold in such offering securities determined as follows:

          (i) if such registration as initially proposed by GI was solely a primary registration of its securities:

               (A) first, the securities proposed by GI to be sold for its own
                   -----
          account,

               (B) second, any Registrable Securities requested to be included
                   ------
          in such registration pro rata among the Holders of such Registrable Securities and the holders of such other shares of GI Common Stock on the basis of the number of Registrable Securities and other shares of GI Common Stock requested to be included by each such holder, and

               (C) third, any other securities of GI proposed to be included in
                   -----
          such registration statement in accordance with the provisions, if any, then existing among the holders of such securities, and

          (ii) if such registration as initially proposed by GI was in whole or in part requested by holders of securities of GI, other than Holders of Registrable Securities, pursuant to demand registration rights,

               (A) first, such securities held by the holders initiating such
                   -----
          registration, pro rata among the holders thereof, on the basis agreed upon by such holders and GI,

               (B) second, Registrable Securities requested to be included in
                   ------
          such registration pro rata among the Holders of such Registrable Securities and the holders of such other shares of GI Common Stock on the basis of the number of Registrable Securities and other shares of GI Common Stock requested to be included by each such holder, and

               (C) third, any securities of GI proposed to be included in such
                   -----
          registration statement in accordance with the priorities, if any, then existing among the holders of such securities.

          To the extent that the managing underwriter in an underwritten offering pursuant to this Section 19(b) determines that the public sale or other distribution of any Registrable Securities, shares of GI Common Stock or other securities of GI other than those included in such underwritten offering should be delayed following the effective date of such registration statement, the Holders agree to enter, together with and on the same terms as GI and any other holders of securities included in such registration statement, into an agreement not to sell any other Registrable Securities, shares of GI Common Stock or other securities of GI during such period following the effective date of such registration statement as the managing underwriter reasonably determines is necessary in connection with such underwritten offering, which period shall in no event exceed 180 days following the effective date of such registration statement.

          The Holders requesting inclusion in a registration statement under this Section 19(b) may withdraw from any requested registration pursuant to this
     -------------
Section 19(b) by giving written notice to GI prior to the date an underwriting
-------------
agreement is executed or such registration statement becomes effective.

          (c) GI's Obligations in Registration. If and whenever GI is obligated
              --------------------------------
by the provisions of this Section 19 to use reasonable best efforts to effect
                          ----------
the registration of any Registrable Securities under the Securities Act, GI will:

          (i) prepare and file with the Commission, as expeditiously as possible within 90 days after the initial request from holders to register such Registrable Securities, a registration statement with respect to such Registrable Securities and use reasonable best efforts to cause such registration statement to become effective within 180 days after such initial request and to remain effective; provided, however, that GI shall
                                              --------  -------
     not be required to keep such registration statement effective, or to prepare and file any amendments or supplements thereto, later than the earlier of (x) such time as all Registrable Securities have been sold and
     (y) 5:00 P.M., New York City time, on the last business day of the sixth month following the date on which such registration statement becomes effective under the Securities Act or such longer period during which the Commission requires that such registration statement be kept effective with respect to any of the Registrable Securities so registered;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement whenever the Holders for whom such Registrable Securities are registered or are to be registered shall desire to dispose of the same, subject, however, to the proviso contained in the immediately preceding clause (i);

          (iii) furnish each Holder for whom such Registrable Securities are registered or are to be registered such numbers of copies of each registration statement and printed prospectus, including a preliminary prospectus and any amendments or supplements thereto, in conformity with the requirements of the Securities Act, and such other documents and information as such Holder may reasonably request in order to facilitate the disposition of such Registrable Securities;

          (iv) use reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things that may be necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of such Registrable Securities except that GI shall not for any purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction unless GI is already subject to general service of process in such jurisdiction;

          (v) furnish to the Holders for whom such Registrable Securities are registered or are to be registered at the time of the disposition of such Registrable Securities by such Holders a signed copy of an opinion of counsel for GI reasonably acceptable to such holders as to such matters as such holders may reasonably request and substantially to the effect that, a registration statement covering such Registrable Securities has been filed with the Commission under the Securities Act and has been made effective by order of the Commission; said registration statement and the prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act and, based upon such investigation and inquiry as said counsel deems necessary or appropriate, nothing has come to said counsel's attention that would cause it to believe that either said registration statement or said prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of said prospectus, in the light of the circumstances under which they were made) not misleading; said counsel knows of no legal or governmental proceedings required to be described in said prospectus that are not described as required, or of any contract or documents of a character required to be described in said registration statement or said prospectus or to be filed as an exhibit to said registration statement or to be incorporated by reference therein that is not described and filed as required; no stop order has been issued by the Commission suspending the effectiveness of such registration statement and that, to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order are threatened or contemplated; and the applicable provisions of the securities or blue sky laws of each state in which GI shall be required, pursuant to clause (iv) of this Section 19(c), to register or qualify such Registrable
                         -------------
     Securities, have been complied with, assuming the accuracy and completeness of the information furnished to such counsel with respect to each filing relating to such laws; it being understood that said counsel may rely, as to all factual matters and financial data treated therein, on certificates of GI (copies of which shall be delivered to such Holders), and as to all questions of the laws of each state in which GI shall be so required to register or qualify such Registrable Securities, on the opinion of counsel from such state reasonably acceptable to such Holders, copies of which shall be delivered to such Holders;

          (vi) immediately notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (vii) advise each Holder of Registrable Securities covered by such registration statement, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose; and use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the seller of Registrable Securities covered by such Registration Statement, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days, if such period is a fiscal year) (a) commencing at the end of any fiscal quarter in which Securities are sold to underwriters in an underwritten offering, or (b) if not sold to underwriters in such an offering, beginning with the first day of the month of GI's first fiscal quarter commencing after the effective date of a registration statement;

          (viii) permit any holder holding Registrable Securities covered by such registration statement or prospectus to withdraw their Registrable Securities from such registration statement or prospectus if such Holder has informed GI that it reasonably believes that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof;

          (ix) enter into such customary agreements (including an underwriting agreement in customary form, if applicable) and take all such other actions as holders of a majority of the Registrable Securities being sold or the underwriters retained by such Holders, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary opinions and indemnification and lock-up agreements;

          (x) if requested by the managing underwriters or a Holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities including, without limitation, information with respect to the securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (xi) list such Registrable Securities on any securities exchange on which the GI Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

          (xii) obtain a CUSIP number for all Registrable Securities (unless already obtained) not later than the effective date of such registration statement.

          The period of time that GI is obligated to keep any registration statement effective, or to prepare and file any amendments or supplements thereto, pursuant to Section 19(c)(i) shall be extended by the number of
                          ----------------
     days that any such Holder is unable to sell Registrable Securities due to the matters discussed in Sections 19(c)(vi) and (vii) above.
                              ----------------------------

          (d) Payment of Registration Expenses.  GI shall pay all Registration
              --------------------------------
Expenses in connection with each registration pursuant to this Section 19.
                                                               ----------

          (e)  Information from Holders.  Notices and requests delivered by
               ------------------------
the Warrantholder to GI pursuant to this Section 19 shall contain the
                                         ----------
information required by Section 19(a)(i).
                        ----------------

          (f)  Indemnification.
               ---------------

          (i) Indemnification by GI.  In the event of any registration under the
              ---------------------
     Securities Act of any Registrable Securities pursuant to this Section 19,
                                                                   ----------
     GI hereby agrees to indemnify and hold harmless the Holders, their respective agents, directors and officers, each other person, if any, who controls (within the meaning of the Securities Act) the Holders and each other person (including underwriters) who participates in the offering of such Registrable Securities, against any losses, claims, damages or liabilities, to the extent that such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, on the effective date thereof, under which such Registrable Securities were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement to any preliminary prospectus or final prospectus (if used during the period GI is required to keep such registration statement current in any such case), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by GI of the Securities Act or state securities or blue sky laws and relating to action or inaction required of GI in connection with the registration or qualification of securities under such laws and will reimburse such Holders, such agents, directors and officers and each such controlling person or participating person (including underwriters) for any legal or any other expenses reasonably incurred by such Holders, such agents, directors and officers or such controlling person or participating person (including underwriters) in connection with investigating or defending any such loss, claim, damage, liability or proceeding, provided, that GI will not be liable in any such
                              --------
     case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to GI by an instrument duly executed by such Holder or such controlling or participating person (including underwriters), as the case may be, specifically for use in the preparation of such registration statement; and

     provided, further, that, with respect to any untrue statement or omission
     --------  -------
     or alleged untrue statement or omission made in any preliminary prospectus, GI will not be liable to any holder to the extent that any loss, claim, damage, liability or expense results from the fact that a current copy of the final prospectus was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Holder to provide such Person with a current copy of the final prospectus and such current copy of the final prospectus was provided to such Holders and would have cured the defect giving rise to such loss, claim, damage, liability or expense.

          (ii) Indemnification by the Holders.  The Holders, each individually
               ------------------------------
     and not jointly, agree to indemnify and hold harmless GI, its respective agents, directors and officers, each other person, if any, who controls (within the meaning of the Securities Act) GI and each other person (including underwriters) who participates in the offering of such Registrable Securities, against all losses, claims, damages and liabilities to which GI, may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement of any material fact contained in any such registration statement, on the effective date thereof, under which such Registrable Securities were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement to any preliminary prospectus or final prospectus (if used during the period GI is required to keep such registration statement current in any such case), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if and to the extent that any such loss, claim, damage or liability arises out of or is based upon any such statement or omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to GI by an instrument duly executed by the Holders or such underwriter, as the case may be, and specifically stated to be for use in the preparation of such registration statement.

          (iii)  Notices of Claims, Etc.  Each party entitled to be indemnified
                 ----------------------
     pursuant to Section 19(f)(i) or (ii) above, promptly but not later than 30
                 ------------------------
     days after its receipt of notice of the commencement of any action against it in respect of which indemnity may be sought from any indemnifying party pursuant to this Section 19(f), shall notify such indemnifying party in
                      -------------
     writing of the commencement thereof. In case any such action shall be brought against any indemnified party and it shall notify such indemnifying party of the commencement thereof, such indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and such indemnified party may participate in such defense, which participation by the indemnified party shall be at its expense unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by its counsel in writing that there is a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of the indemnified party's counsel shall be at the expense of the indemnifying party. The failure of any such indemnified party to give notice as provided herein shall not relieve such indemnifying party of its obligations under this Section 19(f) unless such failure to
                                         -------------
     give notice shall materially adversely affect such indemnifying party in the defense of any such claim or any such litigation. With respect to any claim or litigation the defense of which is being conducted by such indemnifying party, no indemnified party shall, except with the consent of such indemnifying party, consent to entry of any judgment or enter into any settlement of any claim as to which indemnity may be sought. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (iv) Contribution.  To the extent that the undertaking to indemnify,
               ------------
     pay and hold harmless set forth in paragraphs (i) and (ii) of this Section
                                                                        -------
     19(f) may be unenforceable because it is violative of any law or public
     -----
     policy, each party that would have been required to provide the indemnity shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified liabilities incurred by each party entitled to indemnification under this Section 19(f); provided that in no event shall a Holder of
                -------------
     Registrable Securities be required to contribute an amount greater than the dollar amount of net proceeds received by such holder upon the sale of such Registrable Securities.

          (g)  Exchange of Certificates.  As soon as possible after the
               ------------------------
effectiveness of any registration statement under the Securities Act pursuant to this Section 19, GI will deliver to the Holders of any Warrant Shares so
     ----------
registered, upon demand of the Holders and their delivery to GI of a certificate or certificates representing such Warrant Shares bearing the legend set forth in
Section 20(a), a new certificate or certificates representing such Warrant
-------------
Shares but not bearing such legend.

          (h)  Obligations of the Holders.  The Holders agree:
               --------------------------

          (i) that upon receipt of any notice from GI of the happening of any event of the kind described in Section 19(c)(vi), the Holders will
                                    -----------------
     forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until its receipt of the copies of the supplemented or amended prospectus contemplated by Section 19(c)(vi) and, if so directed by GI, will use it
                     -----------------
     reasonable best efforts to deliver to GI (at GI's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice, and

          (ii) that they will immediately notify GI at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by such Holder to GI in writing specifically for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

          (i)  Underwritten Registration.  (A) If any of the Registrable
               -------------------------
Securities covered by a registration pursuant to Section 19(a) are to be sold in
                                                 -------------
an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in Fair Market Value of such Registrable Securities included in such offering. No Person may participate in any such underwritten registration hereunder unless such Person (a) agrees to sell its Registrable Securities, GI Common Stock or other securities of GI on the basis provided in an underwriting agreement provided by the Holders of a majority in Fair Market Value of the Registrable Securities to be sold in such underwritten offering and
(b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          (B) If any of the Registrable Securities covered by a registration pursuant to Section 19(b) are to be sold in an underwritten offering, the
            -------------
investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority in Fair Market Value of securities being registered. No Holder may participate in any such underwritten registration hereunder unless such Holder (a) agrees to sell its Registrable Securities on the basis provided in an underwriting agreement approved by, GI or the holders of a majority in Fair Market Value of the securities being registered and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          (j)  Exchange Act Compliance. The Company shall comply with all of
               -----------------------
the reporting requirements of the Exchange Act and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of Registrable Securities. GI shall cooperate with each Holder in supplying such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

Section 20.    Restrictions on Transferability of Warrant Shares.
               -------------------------------------------------

          Notwithstanding any provisions contained in this Agreement to the contrary, the Warrants and the related Warrant Shares shall not be transferable except upon the conditions specified in Section 5, 7, 8, if and to the extent
                                        ---------------
applicable, and in this Section 20, which conditions are intended, among other
                        ----------
things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of the Warrant Shares. The Warrantholder agrees that it will not (i) transfer any Warrant Shares prior to delivery to GI of the opinion of counsel (who may be an employee of the Warrantholder) (which opinion shall be reasonably satisfactory to GI) referred to in, and to the effect described in, clause (i) of Section 20(b), or until registration of such
                                   -------------
Warrant Shares under the Securities Act has become effective, or (ii) transfer any Warrant Shares without compliance with Sections 5, 7 and 8. The
                                           -------------------
Warrantholder agrees that such opinion of counsel must be reasonably satisfactory to GI.

          (a) Restrictive Legend; Warrantholder's Representation.  Unless and
              --------------------------------------------------
until otherwise permitted by this Section 20, Warrant Certificates and each
                                  ----------
certificate representing Warrant Shares, and any certificate issued at any time upon transfer of, or in exchange for or replacement of, any certificate bearing the legend set forth below shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF OR AN EXEMPTION UNDER SUCH ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT WARRANT AGREEMENT DATED AS OF DECEMBER 16, 1997, BY AND BETWEEN THE WARRANTHOLDER AND NEXTLEVEL SYSTEMS, INC. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF NEXTLEVEL SYSTEMS, INC."

          The Warrantholder represents and warrants, and in entering into this Agreement with GI, understands and acknowledges, that it is acquiring the Warrants and Warrant Shares for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution (as such term is used under Section 2(11) of the Securities Act) thereof. Without limiting the foregoing, the Warrantholder acknowledges and agrees that the Warrants have not and will not be registered under the Securities Act or any applicable state securities laws and it agrees that it will reoffer or resell the Warrant Shares purchased by it under this Agreement (i) only (A) to GI, (B) pursuant to any transaction under and meeting the requirements of Rule 144A, as amended from time to time, promulgated under the Securities Act, (C) pursuant to an exemption from registration under the Securities Act in accordance with Rule 144, as amended from time to time, promulgated under the Securities Act, or (D) in accordance with any other available exemption from the requirements of Section 5 of the Securities Act and (ii) in accordance with any applicable federal and state securities laws. The Warrantholder further agrees to hold GI harmless from any claim, demand or liability for broker's or finder's placement fees or commissions payable by the Warrantholder alleged to have been incurred by the Warrantholder in connection with this transaction. The Warrantholder and each holder of Warrant Shares by its acceptance of such security further understands that such security may bear a legend as contemplated by this
Section 20.
----------

          (b) Statement of Intention to Transfer; Opinion of Counsel.  The
              ------------------------------------------------------
Warrantholder, by its acceptance of this Agreement, agrees that prior to any transfer of any Warrant Shares, the Warrantholder will deliver to GI a notice of such proposed transfer and a signed copy of the opinion of the Warrantholder's counsel (who may be an employee of Warrantholder) reasonably satisfactory to GI as to the necessity or non-necessity for registration under the Securities Act in connection with such transfer.

          (i) If, in the opinion of the Warrantholder's counsel (which opinion shall be reasonably satisfactory to GI) , the proposed transfer of any Warrant Shares may be effected without registration under the Securities Act of such Warrant Shares, then the Warrantholder shall be entitled to transfer such Warrant Shares in accordance with the intended method of disposition specified in the notice delivered by the Warrantholder to GI.

          (ii) Notwithstanding the foregoing provisions of this Section 20(b),
                                                                -------------
     no opinion of any counsel need be furnished (x) in the event of any proposed transfer of any Warrant to an institutional investor who is an "accredited investor" as defined in Regulation D promulgated under the Securities Act and which transfer is otherwise exempt from the registration requirements of the Securities Act or (y) in the event of any proposed transfer of Warrant Shares in connection with a registration under the Securities Act.

          (c)  Termination of Restrictions.  Notwithstanding the foregoing
               ---------------------------
provisions of this Section 20, the restrictions imposed by this Section 20 upon
                   ----------                                   ----------
the transferability of the Warrant Certificates and the Warrant Shares shall cease and terminate as to any particular Warrant Certificate or shares of capital stock when, (i) such Warrant Certificate or Warrant Shares shall have been effectively registered under the Securities Act and sold by the Warrantholder in accordance with such registration or (ii) in the opinion of counsel for the holder of such Warrant Certificate or Warrant Shares, if such opinion is satisfactory in form and substance to GI, such restrictions are no longer required in order to ensure compliance with the Securities Act. If and whenever the restrictions imposed by this Section 20 shall terminate as to a
                                          ----------
Warrant Certificate (or to any shares of capital stock) as hereinabove provided, the Warrantholder may and GI shall, as promptly as practicable upon the request of the Warrantholder and at GI's expense, cause to be stamped or otherwise imprinted upon such Warrant Certificate or such shares of capital stock a legend in substantially the following form:

         "The restrictions on transferability of this [these] [Warrant Certificate/securities] terminated on _______________, 199__[20___], and are of no further force or effect."

          All Warrant Certificates issued upon transfer, division or combination of, or in substitution for, any Warrant Certificate or Warrant Certificates entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section 20 shall terminate as to any
                                          ----------
Warrant Certificate or as to any shares of capital stock, as hereinabove provided, the Warrantholder shall be entitled to receive from GI without expense, a new Warrant Certificate or new shares of capital stock not bearing the restrictive legend set forth in Subsection (a) of this Section 20.
                                                           ----------

Section 21.    Representations and Warranties; Certain Covenants.
               -------------------------------------------------

          GI represents and warrants to the Warrantholder that:

          (a)  Organization and Standing.  GI (x) is a corporation duly
               -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified or licensed to do business and in good standing in each jurisdiction in which the failure to be so qualified or licensed and in good standing (individually or in the aggregate) would have a material adverse effect on GI, and (y) has all requisite corporate power and authority necessary to enable it to carry on its business as now conducted, to enter into this Agreement, to issue the Warrants and to carry out the transactions contemplated hereby and thereby.

          (b)  Capitalization.  The authorized capital stock of GI consists
               --------------
of as of the date hereof 400,000,000 shares of GI Common Stock, and 20,000,000 shares of preferred stock, par value $.01 per share, issuable in series ("Preferred Stock"). The rights, privileges and preferences of the GI Common
  ---------------
Stock and Preferred Stock are as stated in the Company's Amended and Restated Certificate of Incorporation. As of the date hereof, there are issued and outstanding 147,999,599 shares of GI Common Stock, no shares of Preferred Stock and no other shares of capital stock. All such issued and outstanding GI Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal securities laws. As of the date hereof, there are no outstanding options, warrants or other rights to purchase or otherwise acquire equity securities of GI, securities convertible into or exchangeable for equity securities of GI, options, warrants or other rights to purchase or otherwise acquire any such convertible or exchangeable securities, or agreements to issue or grant any of the foregoing, other than pursuant to employee benefit plans of the Company, the Rights Agreement or pursuant to agreements entered into in connection or simultaneously with this Transaction (including agreements with affiliates of Warrantholder and agreements with certain cable television multiple system operators).

          (c)  Authorization.  All corporate action on the part of GI and its
               -------------
officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance of all obligations of GI under, this Agreement and, upon issuance in accordance with the terms of this Agreement, the Warrants, and for the authorization, issuance and delivery of the Warrants and of the Warrant Shares issuable upon exercise of the Warrants has been taken. This Agreement has been duly executed and delivered by GI, and this Agreement constitutes, and the Warrants when issued and delivered in accordance with the terms of this Agreement shall constitute, the legal, valid and binding obligations of GI, enforceable against GI in accordance with their respective terms, subject to:
(x) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief and other equitable remedies; and (y) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

          (d)  No Conflicts.  The execution and delivery by GI of this
               ------------
Agreement and the Warrants and the performance by GI of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration or any material obligation or to the loss of any material benefit under or result in or require the creation, imposition or extension of any lien, security interest, restriction or other encumbrance upon any of GI's properties or assets (other than those imposed under this Agreement or the Warrants) under (i) any oral or written contract, indenture, mortgage, lease, deed, commitment, agreement, arrangement or legally binding understanding or instrument, (ii) any provision of its constitutive or governing documents or (iii) any law, statute, ordinance, rule, regulation, judgment, order, decree or arbitral award, except for any such conflicts, violations, defaults, rights, obligations or losses that, individually or in the aggregate, would not have a material adverse effect on GI or its ability to consummate the transactions contemplated under this Agreement or the Warrants.

          (e)  SEC Filings. GI has filed all required reports, schedules, forms,
               -----------
statements and other documents with the Securities and Exchange Commission ("SEC") since July 25, 1997 (as such documents have been amended prior to the
  ---
date hereof, the "GI SEC Documents"). As of their respective dates, the GI SEC
                  ----------------
Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such GI SEC Documents. None of the GI SEC Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by a later GI SEC Document.

          (f)  No Brokers. GI agrees to hold the Warrantholder harmless from any
               ----------
claim, demand or liability for broker's or finder's placement fees or commissions payable by GI alleged to have been incurred by GI in connection with this transaction.

          (g) Warrant Shares Equity Percentage. As of the date hereof, the
              --------------------------------
Warrant Shares represent at least 10% of the fully diluted equity securities of GI on an as issued basis, assuming exercise, conversion or exchange of all outstanding Rights (other than rights issuable under the Rights Agreement) and all Rights issuable in connection with the Transaction.

Section 21A.  Representation and Warranty of NDTC.
              -----------------------------------

          NDTC represents and warrants to GI that it is financially capable of performing all of its obligations under this Agreement and the Purchase Agreement.

Section 22.    No Rights or Liabilities as Stockholder.
               ---------------------------------------

          The Warrant Certificates shall not be construed as conferring upon the Warrantholder the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of GI or any other matter, or any rights whatsoever as a stockholder of GI, including, without limitation, the right to receive any dividends or other distributions paid by GI in respect of the GI Common Stock. No provision hereof, in the absence of affirmative action by the Warrantholder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Warrantholder, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of GI, whether such liability is asserted by GI or by creditors of GI.

Section 23.    Definitions.
               -----------

          The terms defined in this Section 23, whenever used in this Agreement,
                                    ----------
shall, unless the context otherwise requires, have the respective meanings hereinafter specified and, unless the context otherwise requires, words in the singular or in the plural shall each include the singular and the plural and the use of any gender shall include all genders.

          "Affiliate" shall mean, with respect to a specified Person, another
           ---------
Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Person specified.

          "Agreement" shall mean this Warrant Issuance Agreement as it may be
           ---------
from time to time amended, supplemented or restated.

          "Board of Directors" shall mean the Board of Directors of GI.
           ------------------

          "Business Combination" means any merger, consolidation, sale of assets
           --------------------
or other business combination by GI with one or more Persons in which cash or non-cash consideration is distributed to holders of any shares of GI Common Stock.

          "Business Day" shall mean any day other than Saturday, Sunday or a day
           ------------
on which banking institutions in New York City are authorized or obligated by law to close.

          "Closing Date" shall have the meaning assigned to such term in the
           ------------
Purchase Agreement.

          "Closing Price" of a share of GI Common Stock on any Trading Day means
           -------------
the last reported sales price, regular way, for such Trading Day as reported on the New York Stock Exchange.

          "Common Exercise Price" shall mean $14.25 per Common Warrant Share, as
           ---------------------
the same may be adjusted pursuant to this Agreement.

          "Common Stock Warrants" shall have the meaning assigned to such term
           ---------------------
in Section 1.
   ---------

          "Common Warrant Shares" shall mean shares of GI Common Stock and/or
           ---------------------
such other securities, property and cash that the Warrantholder shall be entitled to receive upon exercise of the Common Stock Warrants pursuant to the provisions of Section 17, including, without limitation, subsection (b) thereof.
              ----------

          "Commission" shall mean the Securities and Exchange Commission and any
           ----------
other similar or successor agency of the federal government administering the Securities Act or the Exchange Act.

          "Competitor" shall mean a competitor of GI that is engaged in the
           ----------
business of selling the same types of products to the same types of customers as GI, which competitors are set forth in the most recent written list of competitors delivered by GI to Warrantholder (as supplemented from time to time after the date hereof).

          "Competitor Offer" shall have the meaning assigned to such term in
           ----------------
Section 7(a).
------------

          "Convertible Securities" shall mean convertible into or exercisable or
           ----------------------
exchangeable for GI Common Stock at the option of the holder thereof, or which otherwise entitle the holder thereof to subscribe for, purchase or otherwise acquire GI Common Stock.

          "Current Market Price", on the Determination Date for any issuance of
           --------------------
rights or warrants or any distribution in respect of which the Current Market Price is being calculated, shall mean the average of the daily Closing Prices of the GI Common Stock for the shortest of:

                (i) the period of 30 consecutive Trading Days commencing 45 Trading Days before such Determination Date;

                (ii) the period commencing on the date next succeeding the first public announcement of the issuance of rights or warrants or the distribution in respect of which the Current Market Price is being calculated and ending on the last full Trading Day before such Determination Date; and

                (iii) the period, if any, commencing on the date next succeeding the Ex-Dividend Date with respect to the next preceding issuance of rights or warrants or distribution for which an adjustment is required by the provisions of clause (iv) of the first sentence of Section 17(b), Section 17(c)
                                                   -------------  -------------
or Section 17(d), and ending on the last full Trading Day before such
   -------------
Determination Date.

          If the record date for an issuance of rights or warrants or a distribution for which an adjustment is required by the provisions of clause
(iv) of the first sentence of Section 17(b), Section 17(c) or Section 17(d) (the
                              -------------  -------------    -------------
"preceding adjustment event") precedes the record date for the issuance or distribution in respect of which the Current Market Price is being calculated and the Ex-Dividend Date for such preceding adjustment event is on or after the Determination Date for the issuance or distribution in respect of which the Current Market Price is being calculated, then the Current Market Price shall be adjusted by deducting therefrom the fair market value (on the record date for the issuance or distribution in respect of which the Current Market Price is being calculated), as determined in good faith by the Board of Directors, of the capital stock, rights, warrants, assets or evidences of indebtedness issued or distributed in respect of each share of GI Common Stock in such preceding adjustment event. Further, in the event that the Ex-Dividend Date (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which clause (i), (ii), (iii) or (v) of the first sentence of Section 17(b) applies occurs during the period applicable for calculating the
   -------------
Current Market Price, then the Current Market Price shall be calculated for such period in a manner determined in good faith by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Closing Prices of the GI Common Stock during such period.

          "Determination Date" for any issuance of rights or warrants or any
           ------------------
distribution to which Section 17(c) or Section 17(d) applies shall mean the
                      -------------    -------------
earlier of (i) the record date for the determination of stockholders entitled to receive the rights or warrants or the distribution to which such Section applies and (ii) the Ex-Dividend Date for such right, warrants or distribution.

          "Ex-Dividend Date" shall mean the date on which "ex-dividend" trading
           ----------------
commences for a dividend, an issuance of rights or warrants or a distribution to which any of Section 17(b), Section 17(c) or Section 17(d) applies in the over-
             -------------  -------------    -------------
the-counter market or on the principal exchange on which the GI Common Stock is then quoted or listed.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Exercise Price" shall mean the Common Exercise Price or Preferred
           --------------
Exercise Price as applicable.

          "Fair Market Value" shall mean (i), as to any Registrable Securities
           -----------------
which are shares of GI Common Stock, (x) the number of such shares proposed to be sold times (y) the average daily Closing Prices of the GI Common Stock for the period of 30 consecutive Trading Days commencing 45 Trading Days prior to the date of the initial request for registration, (ii), as to any Registrable Securities which are shares of GI Preferred Stock, an amount calculated in accordance with (i) for the number of shares of GI Common Stock for which such GI Preferred Stock may be exchanged at GI's option and (iii), as to any other Registrable Securities, the fair market value of such securities, as determined in good faith by the Board of Directors of GI.

          "First Appraiser" shall have the meaning assigned to such term in
           ---------------
Section 7(c)(i).
---------------

          "First Offer Shares" shall have the meaning assigned to such term in
           ------------------
Section 7(a).

          "GI" means NextLevel Systems, Inc., a Delaware corporation.
           --

          "GI Common Stock" shall have the meaning set forth in the recitals to
           ---------------
this Agreement.

          "GI Preferred Stock" shall have the meaning set forth in the recitals
           ------------------
to this Agreement.

          "Holders" shall have the meaning assigned to such term in Section
           -------                                                  -------
19(a)(i).
--------

          "HSR Act and Rules" shall have the meaning assigned to such term in
           -----------------
Section 16(b).
-------------

          "Memorandum of Agreement" shall mean the Memorandum of Agreement,
           -----------------------
dated December 16, 1997, between NDTC and NextLevel Systems, Inc.

          "Notice of Sale" shall have the meaning assigned to such term in
           --------------
Section 7(a).
------------


          "Notification Event" shall have the meaning assigned to such term in
           ------------------
Section 18.
----------

          "Offering" shall have the meaning associated with such term in Section
           --------                                                      -------
8(a).
----

          "Offering Notice" shall have the meaning assigned to such term in
           ---------------
Section 8(a).

          "Parties" shall mean GI and the Warrantholder.
           -------

          "Person" means any natural person, corporation, business trust, joint
           ------
venture, association, company, partnership, limited liability company or other entity or any government, or any agency or political subdivision thereof.

          "Preferred Exercise Price", as of any relevant time, means, for one
           ------------------------
share of GI Preferred Stock, the dollar amount that is equal to 10 times the Common Exercise Price in effect at such time; provided, however, that if there
                                              --------  -------
are no Common Stock Warrants outstanding at the time of determination, the Preferred Exercise Price shall be determined by reference to the Common Stock Warrants as if they were still outstanding and all adjustments pursuant to this Agreement continued to be made.

          "Preferred Stock Warrant" shall have the meaning assigned to such term
           -----------------------
in Section 1.
   ---------

          "Preferred Warrant Shares" shall mean shares of GI Preferred Stock
           ------------------------
and/or such other securities, property and cash that the Warrantholder shall be entitled to receive upon exercise of the Preferred Stock Warrants pursuant to the provisions of Section 17A.
                  -----------

          "Purchase Agreement" shall have the meaning assigned to such term in
           ------------------
the recitals to this Agreement.

          "Registrable Securities" shall mean any Warrant Shares issued upon the
           ----------------------
exercise of a Warrant issued pursuant to this Agreement. As to any particular Registrable Securities once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act,
(iii) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by GI and subsequent disposition of them shall not require registration or qualification of them under the Securities Act, or (iv) such securities shall have ceased to be outstanding.

          "Registration Expenses" shall mean any and all expenses incident to
           ---------------------
performance of or compliance with Section 19, including, without limitation, (i)
                                  ----------
all Commission and stock exchange or National Association of Securities Dealers, Inc.

registration, filing fees and listing expenses, (ii) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualification of any Warrant Shares), (iii) all printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for GI and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (v) the fees and disbursements of counsel retained in connection with such registration by Holders of the Warrant Shares being registered, and
(vi) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, including the fees and expenses of any special experts retained in connection with the requested registration.

          "Reply Notice" shall mean a notice from GI, stating whether GI accepts
           ------------
or rejects the offer made by the offering Warrantholder in the Offering Notice.

          "Right of First Offer Provisions" shall have the meaning assigned to
           -------------------------------
such term in Section 7.
             ---------

          "Rights Agreement" shall mean the Rights Agreement, dated as of June
           ----------------
12, 1997, as amended, between GI and ChaseMellon Shareholder Services, L.L.C.

          "Second Appraiser" shall have the meaning assigned to such term in
           ----------------
Section 7(a).
------------

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Stockholders Meeting" shall have the meaning assigned to such term in
           --------------------
Section 10(b).
-------------

          "Third Appraiser" shall have the meaning assigned to such term in
           ---------------
Section 7(c)(iii).
-----------------

          "Threshold" shall mean the threshold number of Digital Terminals as
           ---------
set forth in Schedule A.
             ----------

          "Trading Day" means a day on which the New York Stock Exchange is open
           -----------
for the transaction of business (unless such trading shall have been suspended for the entire day).

          "Transaction" shall mean all of the transactions contemplated by the
           -----------
following: (i) this Agreement, (ii) the Memorandum of Agreement, and (iii) the warrant agreements entered into between GI and certain cable television multiple system operators on terms substantially similar to this Agreement, and (iv) all instruments and documents forming part of the foregoing.

          Transferees" shall have the meaning assigned to such term in Section
          -----------                                                  -------
19(a)(i).
--------

          "Warrant Certificates" shall have the meaning assigned to such term in
           --------------------
Section 2.
---------

          "Warrant Expiration Date" shall mean the expiration dates as set forth
           -----------------------
in Schedule A.
   ----------

          "Warrantholder" means National Digital Television Center, Inc., a
           -------------
Colorado corporation and any transferee of Warrantholder that is the record owner of the Warrants or the Warrant Shares, as applicable, and is bound by this Agreement.

          "Warrants" shall have the meaning assigned to such term in Section 1.
           --------

          "Warrant Shares" shall mean the Common Warrant Shares on the Preferred
           --------------
Warrant Shares, as applicable.

Section 24.    Notices.
               -------

          All notices, consents, requests, waivers or other communications required or permitted under this Agreement (each a "Notice") shall be in writing
                                                    ------
and shall be sufficiently given (a) if hand delivered, (b) if sent by nationally recognized overnight courier, or (c) if sent by registered or certified mail, postage prepaid, return receipt requested, addressed, if to the Warrantholder at the address shown on the Warrant register kept by GI, with a copy to Baker & Botts, L.L.P., 599 Lexington Avenue, New York, New York 10022, Attention:
Elizabeth Markowski, and if to GI to:

               NextLevel Systems, Inc.
               8770 West Bryn Mawr Avenue, Suite 1300
               Chicago, Illinois  60631
               Attn:  General Counsel

          with a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York  10004
               Attn:  Lois Herzeca
or such other address as shall be furnished by any of the Parties in a Notice. Any Notice shall be deemed given upon receipt.

Section 25.    Amendments.
               ----------

          This Agreement may be amended, supplemented or waived only by a subsequent writing signed by each of the Parties.

Section 26.    Successors and Assigns.
               ----------------------

          All terms and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the Parties.

Section 27.    Termination.
               -----------

          This Agreement shall terminate on December 31, 2005 (other than Sections 10, 13, 16, 19, and 20 and Sections 24 through 33, inclusive, and all
-------------------------------     ----------------------
related definitions, which shall survive such termination). Notwithstanding the foregoing, this Agreement (other than Sections 7, 8, 10, 13, 16, 19, and 20 and
                                      -------------------------------------
Sections 24 through 33, inclusive, and all related definitions, which shall
----------------------
survive such termination) will terminate when all Warrants have been exercised.

Section 28.    Governing Law.
               -------------

          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREUNDER.

Section 29.    Third Party Beneficiaries.
               -------------------------

          Each Party intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the Parties and transferees.

Section 30.    Headings.
               --------

          The headings in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

Section 31.    Entire Agreement.
               ----------------

          This Agreement, together with the Exhibits and Schedules (which are incorporated herein by this reference), constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and shall supersede any prior agreements and understandings between the Parties with respect to such subject matter.

Section 32.    Expenses.
               --------

          Regardless whether the transactions contemplated by this Agreement are consummated, each of the Parties shall pay its own expenses and costs incurred or to be incurred in negotiating, closing and carrying out this Agreement and in consummating the transactions contemplated herein, except as otherwise expressly provided for herein.

Section 33.    Counterparts.
               ------------

          This Agreement may be executed with counterpart signature pages or in one or more counterparts, all of which shall be one and the same Agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to all the Parties.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                         NEXTLEVEL SYSTEMS, INC.

                         By:_____________________________________
                         Name:
                         Title:



                         NATIONAL DIGITAL TELEVISION CENTER, INC.


                         By:_____________________________________
                             Name:
                             Title: